SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e) (2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Under ss. 240.14a-12

                       Applied Spectrum Technologies, Inc.
             ------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


             ------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required
|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

      5)    Total fee paid:

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|_|   Fee paid previously by written preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                   ---------------------------------------------

      2)    Form Schedule or Registration Statement No.:
                                                        ------------------------

      3)    Filing Party:
                         -------------------------------------------------------

      4)    Date Filed:
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

                       Applied Spectrum Technologies, Inc.
                                65 Norwood Avenue
                               Montclair, NJ 07043

                                October __, 2005

To the Stockholders of Applied Spectrum Technologies, Inc.:

      You are cordially invited to attend the Special Meeting of Stockholders of Applied Spectrum Technologies, Inc., a Minnesota corporation, to be held on _________, October __, 2005, at 10:00 a.m., local time, at the offices of Applied Spectrum Technologies, Inc., 65 Norwood Avenue, Montclair, NJ 07043, at which meeting you may be present.

      The Board of Directors has fixed the closing of business on October __, 2005, as the record date for the determination of stockholders entitled to notice of and to vote at this meeting or any adjournment thereof. The stock transfer books will not be closed. The Notice of Special Meeting and the accompanying Proxy Statement describe the business of the Special Meeting of Stockholders and the following proposals to be acted upon.

       YOU ARE NOT REQUIRED TO SEND US A PROXY BUT YOUR PROXY IS REQUESTED

      1. To approve the merger of Applied Spectrum Technologies, Inc. ("Applied") with and into a wholly owned subsidiary formed under the laws of the State of Delaware, with the name Applied Spectrum Technologies, Inc. ("Applied - Delaware") for the purposes of redomestication of our company to the State of Delaware (the "Redomestication Merger").

      If this proposal is approved:

            o we will change our corporate domicile from the State of Minnesota to the State of Delaware;

            o the Certificate of Incorporation and Bylaws will become the equivalent of our certificate of incorporation and by-laws, respectively;

            o the number of shares of our authorized stock will change from 10,000,000 shares of common stock, par value of $0.01 per share, to 150,000,000 shares of common stock, par value of $0.001 per share and 5,000,000 shares of preferred stock, par value $0.001 per share.

            o each share of common stock of Applied will automatically convert into one share of common stock of Applied - Delaware; and

            o Applied - Delaware will continue as a reporting company under the Securities Exchange Act of 1934, as amended, with its common stock quoted and trading on the Over-the-Counter Bulletin Board maintained by the National Association of Securities Dealers, Inc. ("OTC BB") upon consummation of the Redomestication Merger.

      The affirmative vote of the holders of a majority of the outstanding shares of Applied's common stock is required to approve the Redomestication Merger.

      After careful consideration of the terms and conditions of the proposed Redomestication Merger, the board of directors of Applied has determined that the Redomestication Merger is fair to and in the best interests of Applied and its stockholders. The board of directors of Applied did not obtain a fairness opinion on which to base this assessment. The board of directors of Applied unanimously recommends that you vote or give instruction to vote "FOR" the approval of the Redomestication Merger.

      Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Redomestication Merger. Whether or not you plan to attend the special meeting, we urge you to read this material carefully.

      Your vote is important. Whether you plan to attend the special meeting or not, please sign, date and return the enclosed proxy card as soon as possible in the envelope provided. The holders of a majority of the issued and outstanding shares of our common stock entitled to vote have indicated that they intend to vote in favor of this proposal.

      I look forward to seeing you at the meeting.

                                       Sincerely,

                                       /s/Mark R. Littell
                                       -----------------------------------------
                                       Mark R. Littell, Sole Director and CEO

                       Applied Spectrum Technologies, Inc.
                                65 Norwood Avenue
                               Montclair, NJ 07043

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER __, 2005

      A Special Meeting of Stockholders of Applied Spectrum Technologies, Inc., a Minnesota corporation will be held on ________, October __, 2005, at 10:00 a.m., local time, at the offices of Applied Spectrum Technologies, Inc., 65 Norwood Avenue, Montclair, NJ 07043, or at any adjournment of the meeting, to consider and vote upon the following matters, as explained more fully in the accompanying Proxy Statement:

      1. To approve the merger of Applied Spectrum Technologies, Inc., a Minnesota corporation ("Applied") with and into a wholly owned subsidiary formed under the laws of the State of Delaware, with the name Applied Spectrum Technologies, Inc. ("Applied - Delaware") for the purposes of redomestication of our company to the State of Delaware (the "Redomestication Merger").

      The board of directors has fixed the close of business on October __, 2005 as the date for which Applied stockholders are entitled to receive notice of, and to vote at, the Applied special meeting and any adjournments thereof. Only the holders of record of Applied common stock on that date are entitled to have their votes counted at the Applied special meeting and any adjournments or postponements of it.

      Applied will not transact any other business at the special meeting, except for business properly brought before the special meeting or any adjournment or postponement of it by Applied's board of directors.

      Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record of Applied common stock, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares. If you do not vote or do not instruct your broker or bank how to vote, it will have the same effect as voting against the redomestication merger.

      Under Minnesota law, if the redomestication merger is consummated, a shareholder of Applied who files a written notice before the vote, who does not vote in favor of the redomestication merger and who otherwise follows statutorily prescribed procedures will be entitled, in lieu of receiving shares of Applied-Delaware as a result of the redomestication merger, to receive cash equal to the "fair value" of such shareholder's shares of Applied common stock immediately before the redomestication merger. See "Dissenters' Rights of Appraisal" and Exhibit D to the Proxy Statement.

      The board of directors of Applied unanimously recommends that you vote "FOR" the approval of the redomestication merger.

                                       By Order of the Board of Directors,

                                       /s/Mark R. Littell
                                       -----------------------------------------
                                       Mark R. Littell, Sole Director and CEO

Montclair, New Jersey
                                       October __, 2005

                       APPLIED SPECTRUM TECHNOLOGIES, INC.

                               -------------------
                                 PROXY STATEMENT
                               -------------------

                               GENERAL INFORMATION

      This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Applied Spectrum Technologies, Inc., a Minnesota corporation ("Applied") to be held on ________, October __, 2005 at 10:00 a.m., local time, at the offices of Applied Spectrum Technologies, Inc., 65 Norwood Avenue, Montclair, NJ 07043, or any adjournment or adjournments thereof ("Special Meeting"). The matters to be considered at the meeting are set forth in the attached Notice of Meeting.

      The Company's executive offices are located 65 Norwood Avenue, Montclair, NJ 07043. This Proxy Statement and the enclosed form of Proxy are first being sent to stockholders on or about October __, 2005.

                          WE ARE ASKING YOU FOR A PROXY
                      YOU ARE REQUESTED TO SEND US A PROXY

      We are soliciting proxies but the holders of more than 50% percent of the shares entitled to vote have indicated that they intend to vote in favor of this proposal. In light of the size of the holdings of these stockholders, the Board of Directors and management of Applied deem the likelihood of a favorable vote on the proposal sufficient. You may mark and send the Proxy attached hereto to record your vote.

Costs of Proxy Statement

      We will pay the cost of preparing and sending out this Proxy Statement. It will be sent to most stockholders via regular mail. A few stockholders will receive it by personal delivery or facsimile.

Stockholders Entitled to Vote

      Holders of record of shares of our common stock at the close of business on October __, 2005 ("Record Date") will be entitled to vote at the Annual Meeting. As of the Record Date, 2,953,941 shares of common stock were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder. We have only the single class of stock outstanding, namely our common stock.

Quorum and Vote Necessary for Approvals

      A majority of the shares of common stock outstanding at the Record Date must be represented at the Special Meeting in person or by proxy in order for a quorum to be present and in order to take action upon all matters to be voted upon, but if a quorum should not be present, the meeting may be adjourned without further notice to stockholders, until a quorum is assembled. Each stockholder will be entitled to cast one vote at the Special Meeting for each share of common stock registered in such stockholder's name at the Record Date.

      Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Each share of common stock entitles the holder thereof to one vote on all matters to come before the Special Meeting.

      To take all the other actions at any meeting of stockholders a majority of the shares outstanding must vote in favor of the proposals either in person or by proxy. Accordingly, a majority of the shares of common stock outstanding is sufficient to approve the redomestication merger. This proposal is described more fully below. Holders of more than 50% percent of the shares of our common stock entitled to vote on this proposal have indicated that they intend to vote in favor of this proposal.

Proxies

      In voting their common stock, stockholders may vote in favor of or against the proposal to approve the redomestication merger or may abstain from voting. Stockholders should specify their choice on the accompanying proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Special Meeting in accordance with the directions given. If no specific instructions are given, proxies will be voted "FOR" the proposal to approve the redomestication merger as described below under Proposal I, and, in the discretion of the proxies named in the proxy with respect to any other matters properly brought before the meeting and any adjournments of the meeting. All proxies delivered pursuant to this solicitation are revocable at any time before they are voted at the option of the persons executing them by
(i) giving written notice to the Secretary of Applied, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the Special Meeting. Attendance by a stockholder at the Special Meeting does not alone serve to revoke his or her proxy. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Mark R. Littell, 65 Norwood Avenue, Montclair, NJ 07043.

      The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

      The approval of the redomestication merger requires the affirmative vote of a majority of the shares of common stock outstanding and entitled to vote. Because this proposal requires the affirmative vote of a majority of the outstanding shares of common stock, abstentions on this matter (which are considered present and entitled to vote on the matters) and shares of common stock considered present, but not entitled to vote on this matter (because of a broker non-vote), will have the same effect as a vote against the proposal.

                IF YOU WISH TO VOTE, HOLDERS OF COMMON STOCK ARE
      REQUIRED TO COMPLETE, DATE, AND SIGN THE ACCOMPANYING PROXY CARD AND
         RETURN IT PROMPTLY TO THE COMPANY IN THE ACCOMPANYING ENVELOPE.

      The person named as proxy is Mark R. Littell, Chief Executive Officer of Applied.

      In addition to the solicitation of proxies by mail, Applied, through its directors, officers, and employees, may solicit proxies from stockholders personally or by telephone or other forms of communication. Applied will not reimburse anyone for out-of-pocket costs and expenses incurred in the solicitation of proxies. Applied also will request brokerage houses, nominees, fiduciaries, and other custodians to forward soliciting materials to beneficial owners, and Applied will reimburse such persons for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies will be borne by Applied.

Plan of Operations

      Applied has no material assets, liabilities or ongoing operations. Nevertheless, management believes that it may be able to recover some value for its stockholders by the adoption and implementation of a plan to seek, investigate and, if the results of such investigation warrant, effect a business combination with a suitable privately held company that has both business history and operating assets. Our potential success will be primarily dependent on the efforts and abilities of our new management team, who will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      Management believes that the selection of a business opportunity will be complex and extremely risky. Because of general economic conditions, rapid technological advances being made in some industries and shortages of available capital, our new management team believes that there are numerous privately held companies seeking the perceived benefits of becoming a publicly held corporation. Such perceived benefits may include facilitating debt financing or improving the terms on which additional equity may be sought, providing liquidity for the principals of the business, creating a means for providing stock incentives or similar benefits to key employees, providing liquidity for all stockholders and other factors.

      Potential business opportunities may occur in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis extremely difficult and complex. Our management team believes we will only be able to participate in one business venture. This lack of diversification should be considered a substantial risk because it will not allow us to offset potential losses from one venture against gains from another.

      Management believes Applied will offer owners of a suitable privately held company the opportunity to acquire a controlling ownership interest in a public company:

            o In less time than would be required for a traditional initial public offering ("IPO");

            o For less out-of-pocket cost than would be required for a traditional IPO; and

            o With a greater degree of certainty that the transaction will ultimately close.

      Nevertheless, the owners of any target company that we select will incur significant costs and expenses, including the costs of preparing the required business combination agreements and related documents, the costs of preparing a Current Report on Form 8-K describing the business combination transaction and the costs of preparing the documentation associated with future reporting under the Securities Exchange Act of 1934, as amended ("Exchange Act").

      While our management team believes that Applied will be able to enter into a business combination, there can be no assurance as to how much time will elapse before a business combination is effected, if ever.

      In the event that a business combination is consummated, it is likely that our present stockholders will own only a small minority interest in the combined companies. In addition, as part of the terms of an acquisition transaction, our current officers and directors will ordinarily resign and be replaced by new officers and directors selected by the target company. Management does not intend to obtain stockholder approval prior to consummating any acquisition other than a statutory merger or as required by applicable laws.

      As of the date of this Proxy Statement, Applied has no formal agreements or commitments to enter into a business combination with an operating company.

Security Ownership of Certain Beneficial Owners

      We have set forth in the following table certain information regarding our common stock beneficially owned as of the Record Date for (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding common stock, (ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of our knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. At Record Date, 2,953,941 shares of our common stock were outstanding.

---------------------------------------------------------------------------------------------
                                       Number of Shares Beneficially
                  Name                            Owned*                  Percent of Shares
---------------------------------------------------------------------------------------------
Norwood Venture Corp.                            2,282,562                      77.3%
c/o Mark R. Littell
65 Norwood Avenue
Montclair, NJ 07043 (1)
---------------------------------------------------------------------------------------------
Mark R. Littell                                  2,282,562                      77.3%
65 Norwood Avenue
Montclair, NJ 07043 (2)
---------------------------------------------------------------------------------------------
All Executive Officers and Directors             2,282,562                      77.3%
as a group (one person)
---------------------------------------------------------------------------------------------

      * Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

      (1) Mark R. Littell is the President and controlling stockholder of Norwood Venture Corp. ("Norwood") and exercises voting and investment power over with respect to the shares of common stock of Applied owned by Norwood.

      (2) Includes the 2,282,562 shares of Applied common stock owned by Norwood over which Mr. Littell has voting and investment control.

                                   Proposal I

To Approve the Merger of Applied Spectrum Technologies, Inc., a Minnesota corporation ("Applied") with and into a Wholly Owned Subsidiary Formed under the laws of the State of Delaware, with the name Applied Spectrum Technologies, Inc. ("Applied - Delaware") for the Purposes of Redomestication of our Company to the State of Delaware

General

      Applied is reincorporating in the State of Delaware. If the reincorporation plan and redomestication merger is approved by our stockholders and subsequently consummated by Applied, Applied will become a corporation chartered under the Delaware General Corporation Law ("DGCL"), rather than the Minnesota Business Corporation Act ("MBCA"). The reincorporation plan and redomestication merger will result in certain changes resulting from the differences between the DGCL and the MBCA. The changes resulting from the proposed reincorporation plan and redomestication merger are described below under the heading "Comparison of Rights of Holders of Common Stock of Applied and Applied - Delaware."

      We will not change our corporate name, will continue to be a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and will continue to have our common stock traded on the over-the-counter market and quoted on the OTC BB. The trading of our shares will continue under the same ticker symbol, "APSP."

      Our Board of Directors has determined that it would be in our best interest to redomesticate. Our Board of Directors also has determined that Applied should redomesticate as a Delaware corporation because of the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. We believe that our stockholders will benefit from the well established principles of corporate governance that Delaware law affords. Additionally, the well established principles of corporate governance offered by Delaware law make Applied - Delaware, as a Delaware corporation, more inviting as an investment opportunity to potential investors. Moreover, the state of Delaware imposes no corporate income tax so incorporation under Delaware law will not impose any state income tax burdens on Applied - Delaware.

      We also believe that the reincorporation in the State of Delaware will give the continuing company more flexibility and simplicity in various corporate transactions, including implementation and completion of a business combination with an operating business. We also believe that being reincorporated in the State of Delaware will facilitate and reduce the costs of any future business combination with an operating business.

      The reincorporation and redomestication will be accomplished by merging the present company, Applied, into our wholly owned subsidiary formed as a Delaware corporation, Applied - Delaware. Upon consummation of the redomestication merger, Applied - Delaware will be the surviving corporation, and Applied will cease to exist. The statutory merger will be accomplished pursuant to a plan and agreement of merger agreement ("Plan of Merger") and applicable provisions of the DGCL and MBCA.

      The full texts of the Plan of Merger, the Certificate of Incorporation and Bylaws of Applied - Delaware are set forth in Appendix A, B and C, respectively, to this Proxy Statement. The discussion of these documents and the comparison of rights set forth below are qualified in their entirety by reference to those appendix.

Adoption of the Redomestication Merger

      The board of directors of Applied has approved the reincorporation plan and redomestication merger and recommends that the stockholders of Applied approve it.

      The affirmative vote of the holders of a majority of the shares outstanding of common stock of Applied is required for approval of the reincorporation plan and redomestication merger. Abstentions and broker non-votes will have the effect of a vote against the proposal.

      The board of directors unanimously recommends a vote "FOR" the approval of the reincorporation plan and redomestication merger.

Closing; Effective Time

      The closing of the transactions contemplated by the redomestication merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the redomestication merger under the terms of the Plan of Merger have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and Articles of Merger will be filed with the Secretary of State of Minnesota under the MBCA ("Effective Time"). Upon the filing of these documents, Applied will cease its corporate existence in the State of Minnesota.

Plan of Reincorporation and Redomestication Merger

      The outstanding shares of Applied's common stock, immediately prior to the Effective Time, will be canceled and will be deemed automatically converted into an equal number of shares of common stock of Applied - Delaware, subject to the rights of dissenting stockholders under MBCA. See "Dissenter' Rights," below for a discussion of the rights of dissenting stockholders under MBCA. Each share of Applied - Delaware that is owned by Applied will be canceled and resume the status of authorized and unissued Applied - Delaware common stock.

      The Applied shares no longer will be eligible to trade on the OTC BB. The shares of Applied - Delaware will be eligible to trade in their place beginning on or about the effective date of the reincorporation. We do not expect that a new trading symbol will be assigned to us by the NASD, and we do not believe we will be required to obtain a new CUSIP number.

      Your percentage ownership of Applied will not be affected by the reincorporation. As part of the reincorporation, Applied - Delaware will assume all outstanding obligations of Applied and succeed to those benefits enjoyed by Applied. The business of Applied, upon the reincorporation, will become that of Applied - Delaware.

Exchange of Certificates

      Replacement of the current stock certificate of Applied after the redomestication merger will not be necessary. DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE APPLIED NAME. The issued and outstanding stock certificates of Applied will represent the rights that our stockholders will have in Applied
- Delaware. Stockholders, however, may submit their stock certificates to our transfer agent, Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, Colorado, 80401, telephone (303) 262-0711, for new certificates, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

      If you have lost your certificate, you can contact our transfer agent to have a new certificate issue. You may be requested to post a bond or other security to reimburse us for any damages or costs if the lost certificate is later delivered for sale or transfer.

Certificate of Incorporation and Bylaws

      On the Effective Time of the redomestication merger, the Certificate of Incorporation of Applied - Delaware immediately prior to the Effective Time shall continue to be operative without amendment or modification. Similarly, the Bylaws of Applied - Delaware in effect immediately prior to the Effective Time shall continue in full force and effect thereafter without amendment or modification. The Certificate of Incorporation and Bylaws of Applied - Delaware are attached to this proxy statement as Appendix B and C, respectively.

Corporate Name

      We will not change our corporate name in connection with the redomestciation merger.

Directors and Executive Officers

      Immediately after the Effective Time, the directors and executive officers of Applied - Delaware shall be the same persons holding the same positions as held with Applied immediately prior to the Effective Time. Currently, Mark R. Littell is the sole director and the Chief Executive Officer and Chief Financial Officer of both Applied and Applied - Delaware.

Conditions to the Redomestication

      Consummation of the redomestication merger are subject to the satisfaction of various conditions, including, without limitation: (i) the approval and adoption of the Plan of Merger and the redomestication by the requisite vote of the stockholders of Applied, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger, (iii) the approval for quotation on the OTC BB of the shares of Common Stock of Applied - Delaware immediately upon the Effective Time, and (iv) no event shall have occurred that has or would result in the triggering of any right or entitlement of any security holder of Applied that would not have been triggered absent the consummation of the redomestication merger.

Termination

      The redomestication merger may be terminated and abandoned prior to the Effective Time by action of the board of directors of Applied for any reason whatsoever, whether or not the redomestication merger has been approved by the requisite vote of the stockholders of Applied prior to such termination.

Listing of New Shares of Applied - Delaware Common Stock on the OTC BB

      Consummation of the redomestication merger of Applied under the DGCL will result in Applied - Delaware being deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act. As a result, the shares of common stock of Applied - Delaware shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, Applied will prepare and file a current report on Form 8-K disclosing the completion of the redomestication merger and the creation of Applied - Delaware as the successor issuer. As a result, the shares of common stock of Applied - Delaware following the redomestication merger will be deemed automatically qualified for secondary trading on the OTC BB.

Dissenter's Rights of Appraisal

      Section 302A.471 of the Minnesota Business Corporation Act ("MBCA") grants any shareholder of Applied of record on October _____, 2005 who objects to the redomestication merger, the right to have Applied purchase the shares owned by the dissenting shareholder at their fair value at the effective time of the redomestication merger.

      TO BE ENTITLED TO PAYMENT, THE DISSENTING SHAREHOLDER MUST FILE, PRIOR TO THE VOTE FOR THE PROPOSED REDOMESTICATION MERGER, A WRITTEN NOTICE OF INTENT TO DEMAND PAYMENT OF THE FAIR VALUE OF THE SHARES AND MUST NOT VOTE IN FAVOR OF THE PROPOSED REDOMESTICATION MERGER. Such demand shall be of no force and effect if the proposed redomestication merger is not effected. The liability to the dissenting shareholder for the fair value of the shares shall also be the liability of Applied Delaware when and if the redomestication merger is consummated. Any shareholder contemplating the exercise of these dissenters' rights should review carefully the provisions of Sections 302A.471 and 302A.473 of the MBCA, particularly the procedural steps required to perfect such rights. SUCH RIGHTS WILL BE LOST IF THE PROCEDURAL REQUIREMENTS OF SECTIONS 302A.471 AND 302A.473 ARE NOT FULLY AND PRECISELY SATISFIED. A COPY OF SECTIONS 302A.471 AND 302A.473 IS ATTACHED AS APPENDIX D.

      Shareholders of Applied who do not demand payment for their shares as provided above and in Sections 302A.473 of the MBCA shall be deemed to have assented to the redomestication merger. A VOTE AGAINST THE MERGER WILL NOT IN ITSELF CONSTITUTE SUCH A WRITTEN NOTICE AND A FAILURE TO VOTE WILL NOT AFFECT THE VALIDITY OF A TIMELY WRITTEN NOTICE. HOWEVER, THE SUBMISSION OF A BLANK PROXY WILL CONSTITUTE A VOTE IN FAVOR OF THE MERGER AND A WAIVER OF STATUTORY DISSENTERS' RIGHTS.

      If and when the proposed redomestication merger is approved by shareholders of Applied and the redomestication merger is not abandoned by the Board of Directors, Applied shall notify all shareholders who have dissented as provided above of:

      (1) the address to which demand for payment and certificates for shares must be sent to obtain payment and the date by which they must be received;

      (2) any restriction on transfer of uncertificated shares that will apply after the demand for payment is received;

      (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

      (4) a copy of Sections 302A.471 and 302A.473 of the MBCA and a brief description of the procedures to be followed to dissent and obtain payment of fair values for shares.

      To receive the fair value of the shares, a dissenting shareholder must demand payment and deposit share certificates within 30 days after the notice was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect. Under Minnesota law, notice by mail is given by Applied when deposited in the United States mail. A shareholder who fails to make demand for payment and to deposit certificates will lose the right to receive the fair value of the shares notwithstanding the timely filing of the first notice of intent to demand payment. After the effective date of the redomestication merger, Applied shall remit to the dissenting shareholders who have complied with the above-described procedures the amount Applied estimates to be the fair value of such shareholders' shares, plus interest. The payment must be accompanied by (i) Applied's closing balance sheet and statement of income for the fiscal year ending not more than 16 months before the effective time of merger and the Applied's latest available interim financial statement; and (ii) a brief description of the method used by Applied to reach such estimate.

      If a dissenter believes that the amount remitted by Applied is less than the fair value of the shares, with interest, the shareholder may give written notice to Applied of the dissenting shareholder's estimate of fair value, with interest, within 30 days after Applied mails such remittance and demand payment of the difference. UNLESS A SHAREHOLDER MAKES SUCH A DEMAND WITHIN SUCH THIRTY-DAY PERIOD, THE SHAREHOLDER WILL BE ENTITLED ONLY TO THE AMOUNT REMITTED BY APPLIED.

      Within 60 days after Applied receives such a demand from a shareholder, it will be required either to pay the shareholder the amount demanded or agreed to after discussion between the shareholder and Applied or to file in court a petition requesting that the court determine the fair value of the shares, with interest. All shareholders who have demanded payment for their shares, but have not reached agreement with Applied, will be made parties to the proceeding. The court will then determine whether the shareholders in question have fully complied with the provisions of Section 302A.473 and will determine the fair value of the shares, taking into account any and all factors the court finds relevant (including the recommendation of any appraisers that may have been appointed by the court), computed by any method that the court, in its discretion, sees fit to use, whether or not used by Applied or a shareholder. The court's determination of fair value is binding on all dissenters. The costs and expenses of the court proceeding will be assessed against Applied, except that the court may assess part or all of those costs and expenses against a shareholder whose action in demanding payment is found to be arbitrary, vexatious, or not in good faith.

      Under the MBCA, the fair value of Applied's shares mean the fair value of the shares immediately before the effectiveness of the redomestication merger. Under Section 302A.471, a shareholder of Applied has no right at law or equity to set aside the consummation of the redomestication merger, except if such consummation is fraudulent with respect to such shareholder or Applied.

      Under Section 302A.471, Subd. 2, a shareholder of Applied may not assert dissenters' rights with respect to less than all of the shares registered in the shareholder's name, unless the shareholder dissents with respect to all shares beneficially owned by anther person and discloses the name and address of such other person.

      Any shareholder making a demand for payment of fair value may withdraw the demand at any time prior to the determination of the fair value of the shares by filing written notice of such withdrawal with Applied.

      This summary does not purport to be a complete statement of dissenters' rights. If you think that you might exercise your dissenters' rights in connection with the merger, you should carefully review the text of Appendix D attached to this document, particularly the specified procedural steps required to perfect dissenters' rights, which are complex, and you should also consult your legal counsel. Your dissenters' rights will be lost if you do not fully and precisely satisfy the procedural requirements of sections 302A.471 and 302A.473 of the MBCA.

Comparison of Rights of Holders of Common Stock of Applied and Applied-Delaware

      Upon the completion of the reincorporation, the certificate of Incorporation and Bylaws of Applied - Delaware will become the governing documents of the surviving corporation. Although the corporate statutes of Minnesota and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of Applied are summarized below. Stockholders should refer to Appendix B (Certificate of Incorporation of Applied - Delaware) and Appendix C (Bylaws of Applied - Delaware) and to the MBCA and DGCL to understand how these laws apply to Applied and Applied - Delaware and may affect you. This summary does not purport to be complete and is qualified in its entirety by reference to Applied's Articles of Incorporation and Bylaws, Applied - Delaware's Certificate of Incorporation and Bylaws, and the relevant provisions of the DGCL and the MBCA.

      Authorized Capital. Applied's Articles of Incorporation, as amended, provides that the authorized capital of Applied shall consist of 10,000,000 shares of common stock, par value $0.01. Applied - Delaware's Certificate of Incorporation provides that the authorized capital of Applied - Delaware shall consist of 150,000,000 shares of common stock, par value $0.001 and 5,000,000 shares of preferred stock, par value $0.001. The preferred stock authorized in Applied - Delaware's Certificate of Incorporation can be issued in one or more series as may be determined from time-to-time by the Board of Directors of Applied - Delaware. The Board of Directors of Applied - Delaware Co. will have the authority, without stockholder approval, to fix the rights, preferences, privileges and restrictions of any series of preferred stock including, without limitation: the rate of distribution, the price at and the terms and conditions on which shares shall be redeemed, the amount payable upon shares for distributions of any kind, sinking fund provisions for the redemption of shares, the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion, and voting rights, except as limited by law.

      Applied and Applied - Delaware currently have no material assets, liabilities or ongoing operations. Nevertheless, Applied believes that it may be able to recover some value for its stockholders by the adoption and implementation of a plan to seek, investigate and, if the results of the investigation warrant, effectuate a business combination with a suitable privately-held company that has both business history and operating assets. Applied's potential success will be primarily dependent on the efforts and abilities of its management team, which will have virtually unlimited discretion in searching for, negotiating and entering into a business combination transaction.

      In connection with a business combination, significant additional shares of common stock will need to be issued to the owners of the operating company since Applied and Applied - Delaware do not have significant assets of their own to purchase the operating company. The acquisition issuance will significantly dilute the ownership interest of Applied's current stockholders. In addition, at and following the time of the business combination, Applied will likely be required to issue shares of common stock, options, awards and warrants in connection with employee benefit plans and employment arrangements, for financing the future operations of the acquired business, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends and stock splits. Such issuances will result in further dilution to Applied's current stockholders.

      Accordingly, in addition to the advantages of Applied's redomestication as a Delaware corporation, the Board of Directors believes it is in the best interests of Applied and its shareholders to increase the number of authorized shares of common stock and create a class of preferred stock, in connection with the redomestication merger, for the following reasons:

      (i) To allow for the issuance of common stock and/or preferred stock in connection with a business combination with an operating company;

      (ii) To allow for the post-business combination issuance of shares of common stock or other securities in connection with employee benefit plans and arrangements, the financing of the acquired business, and such other purposes;

      (iii) To allow for the satisfaction of current liabilities and debts, prior to a business combination, through the issuance of shares of common stock in lieu of cash payment; and

      (iv) To permit payment of officers and outside advisors in shares of common stock for services rendered to maintain its public company reporting status and to assist in the completion of a business combination.

      Approval of the redomestication merger will permit the Board of Directors of Applied - Delaware, the surviving corporation, to issue additional shares of common stock and/or preferred stock without further approval of the stockholders of Applied - Delaware; and the Board of Directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements. The issuance of additional shares of common stock and/or preferred stock by Applied - Delaware prior to, at, and after, the business combination will result in substantial dilution to existing shareholders, which such issuances may not require stockholder approval.

      Although Applied - Delaware from time to time reviews various transactions that could result in the issuance of common or preferred stock, it has not reviewed any transaction to date that would result in an issuance of common or preferred stock. However, upon the approval of this proposal for redomestication merger, Applied - Delaware intends to begin to review transactions that may result in an issuance of common or preferred stock. Further, there are no formal agreements or commitments to enter into a business combination with an operating company at this time.

      Quorum for Stockholder Meetings. Applied's Bylaws and Applied- Delaware's Bylaws each require a quorum of a majority of outstanding shares in order to hold a stockholder meeting, excepted as otherwise required by applicable law.

      Special Meetings of Stockholders. Applied's Bylaws provide that special meetings of stockholders may be called by two or more directors, chief executive officer, chief financial officer or by 10% or more of the issued and outstanding capital stock entitled to vote (25% or more in the case of a business combination). Applied - Delaware's Bylaws provide that special meetings of stockholders may be called only by majority of board of directors, chief executive officer or by a majority of the issued and outstanding capital stock entitled to vote.

      Inspection Rights. Under the DGCL, stockholders, upon the demonstration of a proper purpose and during usual business hours, have the right to inspect a corporation's stock ledger, stockholder list, and other books and records. Under the MBCA, a corporation's stockholders have the right to inspect, at any reasonable time, the corporation's articles of incorporation, bylaws, stock register, records of all proceedings of stockholders and directors within the prior three years, all written reports within the prior three years to all stockholders as a group or to holders of any class or series of stock as a group, a list of the names and business addresses of the corporation's current officers and directors, the most recent annual and interim all financial statements, and voting trust and shareholder control agreements, upon written demand given at least ten days before the date upon which such stockholder wishes to inspect and copy such records.

      Action by Consent of Stockholders. Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken by stockholders may be taken without a meeting, without prior notice, and without a vote, if the stockholders having the number of votes that would be necessary to take such action at a meeting at which all stockholders were present and voted consent to the action in writing. Under the MBCA, any action to be taken by stockholders may be taken without a meeting if all stockholders entitled to vote on the matter consent to the action in writing.

      Cumulative Voting and Election of Directors. Under the DGCL, a corporation may provide in its certificate of incorporation for cumulative voting by stockholders in elections of directors (i.e., each stockholder casts as many votes for directors as he has shares of stock multiplied by the number of directors to be elected). The MBCA provides that there shall be cumulative voting by stockholders in elections of directors unless the articles of incorporation expressly state otherwise. Applied's and Applied - Delaware's charters expressly state that there shall be no cumulative voting by stockholders for the election of directors, or for any other purpose. In the absence of cumulative voting, the MBCA and DCGL provide that directors are elected by a plurality of the voting power of the shares present in person or represented by proxy and entitled to vote on the election of directors at a meeting at which a quorum is present.

      Voting Rights. In all matters other than the election directors, the DGCL and the MBCA provide the affirmative vote of a majority of issued and outstanding shares represented in person or represented by proxy and entitled to vote on the subject matter shall be the act of the stockholders, except as otherwise provided by law or where the charter provides for a greater number or proportion. Applied's and Applied - Delaware's charters do not provide for a greater number of proportion.

      Applied and Applied - Delaware provide for one share, one vote on all matters before the holders of the common stock. Other classes of equity may have voting rights as assigned to them by the board of directors or as approved by stockholders.

      Dividends and Repurchases of Stock. Under the DGCL, a corporation generally is permitted to declare and pay dividends out of any surplus or out of net profits for the current and/or preceding fiscal year, provided that such dividends will not reduce capital below the amount of capital represented by all classes of stock having a preference upon the distribution of assets. Also under the DGCL, a corporation may generally redeem or repurchase shares of its stock if such redemption or repurchase will not impair the capital of the corporation. Under the MBCA, the payment of distributions, including the repurchase of stock, is generally permissible unless after giving effect to the dividend or distribution, the corporation would be unable to pay its debts as they became due in the ordinary course of business, or if the total assets of the corporation would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were dissolved at the time the dividend was paid, to satisfy the preferential rights of stockholders whose preferential rights upon dissolution of the corporation are greater than those of the stockholders receiving the dividend.

      Classification of the Board of Directors. The DGCL permits (but does not require) classifications of a corporation's board of directors into one, two or three classes. The MBCA also permits, but does not require, classification of a corporation's board of directors into classes as provided in the articles of incorporation or they bylaws. Neither Applied nor Applied - Delaware provide for multiple classes of directors.

      Number of Directors. The Bylaws of Applied - Delaware provide that the number of directors shall be determined by board of directors, but not less than one or more than nine. The Bylaws of Applied provide that the number of director be determined by the number of persons elected to serve in such capacity at each annual meeting or each special meeting called for that purpose. The existing board of Applied may increase the number of directors by the affirmative vote of two-thirds of the existing directors.

      Removal of Directors. Under the DGCL and the MBCA, unless the articles of incorporation or bylaws provide otherwise, the stockholders may generally remove directors with or without cause by a majority vote. The DGCL does not permit directors to remove other directors. Under the MBCA, unless the articles of incorporation or bylaws provide otherwise, directors may remove directors: (i) who have been appointed by the directors to fill a vacancy; or (ii) upon the vote of the majority of the remaining directors present.

      Vacancies on the Board of Directors. Under the DGCL, unless otherwise provided in the certificate of incorporation or by-laws, vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors. The MBCA provides that, unless otherwise provided in the corporation's articles of incorporation, vacancies on the board of directors and newly created directorships resulting from an increase in the authorized number of directors may be filled either by the directors or the stockholders. Under the MBCA, unless otherwise provided in the articles or bylaws, directors may fill a vacancy by majority vote, even if the directors remaining in office constitute less than a quorum. A newly created directorship may be filled by the majority vote of the remaining directors.

      Exculpation of Directors. The DGCL and the MBCA have substantially similar provisions relating to exculpation of directors. Each state's law permits that no director shall be personally liable to Applied or Applied - Delaware, or their respective stockholders, for monetary damages for breaches of fiduciary duty except where such exculpation is expressly prohibited by law. The circumstances under which exculpation is prohibited are substantially similar in Delaware and Minnesota, except that in the MBCA, a director may not be exculpated from liability for dealings relating to unauthorized distributions, while in Delaware, a director may not be exculpated from liability arising from transactions relating to unlawful payments of dividends, any unlawful stock purchases or redemptions.

      Applied - Delaware's Bylaws also contain certain enumerated circumstances in which exculpation is not permissible. Applied - Delaware's Bylaws do not eliminate the liability of directors to the extent that such liability is provided by applicable law, (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of Title 8 of the Delaware Code, or (iv) for any transaction from which the director derived an improper personal benefit.

      Indemnification of Directors, Officers And Others. Both DGCL and the MBCA generally permit indemnification of directors and officers for expenses incurred by them by reason of their position with the corporation, if the director or officer has acted in good faith, received no improper personal benefit and acted with the reasonable belief that his conduct was in the best interests of the corporation. Both DGCL and the MBCA mandate that directors shall be indemnified for their reasonable expenses in the event that a director is successful in the defense of any proceeding in which the director was a party due to his status as director. Both the DGCL and the MBCA do not permit a corporation to indemnify persons against judgments in actions brought by or in the right of the corporation (although the DGCL does permit indemnification in such situations if approved by the Delaware Court of Chancery, and both permit indemnification for expenses of such actions). Unlike the DGCL, the MBCA also permits indemnification of an officer, employee, fiduciary, or agent who is not a director, to any greater extent than the indemnification of a director, if not inconsistent with public policy, and if provided for in the by-laws, by action of the board of directors or by contract.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, Applied and Applied - Delaware have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy, as expressed in the Securities Act of 1933,as amended, and is, therefore, unenforceable.

      Interested Director Transactions. Both the DGCL and the MBCA provide that no transaction between a corporation and one or more of its directors or officers or any entity in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for that reason. In addition, no such transaction shall be void or voidable solely because the director or officer is present at, participates in, or votes at the meeting of the board of directors or committee which authorizes the transaction. In order that such a transaction not be found void or voidable, it must, after disclosure of material facts, be approved by the disinterested directors, a committee of disinterested directors, or the stockholders, or the transaction must be fair and reasonable as to the corporation at the time it is authorized. However, if the contract or transaction is authorized by the board, under Minnesota law, the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. Delaware law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director's vote is counted at the meeting which authorizes the contract or transaction.

      Sales, Lease or Exchange of Assets and Mergers. The DGCL and MBCA require the approval of the directors and the vote of the holders of a majority of the outstanding stock entitled to vote thereon for the sale, lease, or exchange of all or substantially all of a corporation's property and assets or a merger or consolidation of the corporation into any other corporation.

      Amendments to Charter. Under the DGCL, amendments to the certificate of incorporation require the approval of the directors and the vote of the holders of a majority of the outstanding stock and a majority of each class of stock outstanding and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. Applied - Delaware's certificate of incorporation does not provide for a greater proportion. In addition, the DGCL requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock. Under the MBCA, amendments to the articles of incorporation require the approval of the directors and the vote of holders of a majority of the voting power of the shares present and entitled to vote thereon as a class, unless the certificate of incorporation requires a greater proportion. Applied's certificate of incorporation does not provide for a greater proportion. In addition, the MBCA requires a class vote when, among other things, an amendment will adversely affect the powers, preferences or special rights of a class of stock.

      Amendments to Bylaws. The DGCL provides that stockholders may amend the Bylaws and, if provided in its certificate of incorporation, the board of directors also has this power. Under the DGCL, the power to adopt, amend or repeal Bylaws lies in stockholders entitled to vote; provided, however, that any corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. Applied - Delaware's certificate of incorporation gives the board of directors the power to make, alter, amend or repeal Bylaws. Under the MBCA, unless reserved by the articles to the shareholders, the power to adopt, amend, or repeal the Bylaws is vested in the board. The power of the board is subject to the power of the shareholders to adopt, amend, or repeal Bylaws adopted, amended, or repealed by the board. After the adoption of the initial Bylaws, the board shall not adopt, amend, or repeal a Bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors.

      Appraisal Rights. Dissenting stockholders have the right to obtain the fair value of their shares (so-called "appraisal rights") in more circumstances under the MBCA than under the DGCL. Under the DGCL, appraisal rights are available in connection with a statutory merger or consolidation in certain specified situations. Appraisal rights are not available when a corporation is to be the surviving corporation and no vote of its stockholders is required to approve the merger. Appraisal rights are not available under the DGCL in the event of the sale, lease, or exchange of all or substantially all of a corporation's assets or the adoption of an amendment to its certificate of incorporation, unless such rights are granted in the corporation's certificate of incorporation. Applied - Delaware's certificate of incorporation does not grant such rights.

      Under the MBCA, a properly dissenting stockholder is entitled to receive the appraised value of the shares owned by the stockholder when the corporation votes (i) to amend the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder, (ii) to sell, lease, or exchange all or substantially all of its property and assets other than in the regular course of the corporation's business, or (ii) to merge, consolidate or exchange with another corporation regardless of whether the shares of the corporation are listed on a national securities exchange. A right to dissent and receive the appraised value of a stockholder's shares may also be granted within the articles or by-laws of the corporation or by a resolution of the directors.

      DGCL provides that, unless otherwise provided in the corporation's charter, no appraisal rights are available to holders of shares of any class of stock which is either: (a) listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by the National Association of Securities Dealers, Inc. or (b) in the case of the DGCL, held of record by more than 2,000 stockholders. The above limitations do not apply if the stockholders are required by the terms of the merger to accept anything other than: (i) in the case of the DGCL, shares of stock of the surviving corporation; (ii) shares of stock of a corporation which are or will be so listed on a national securities exchange or designated as a national market system security on an inter-dealer quotation system by Nasdaq or, in the case of DGCL, held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares of such stock; or (iv) any combination thereof.

      The procedures for asserting dissenters' rights in Delaware impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount the corporation determines to be the fair value of its shares.

      Business Combination Statute. The DGCL has a "business combination" statute which provides that, if a person acquires 15% or more of the stock of a Delaware corporation without the approval of the board of directors of that corporation (an "interested stockholder"), he may not engage in certain transactions with the corporation for a period of three years. The DGCL includes certain exceptions to this prohibition; for example, if the board of directors approves the acquisition of stock or the transaction prior to the time that the person became an interested stockholder, or if the interested stockholder acquires 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and certain employee stock plans) in one transaction, or if the transaction is approved by the board of directors and by the affirmative vote of two-thirds of the outstanding voting stock which is not owned by the interested stockholder.

      The MBCA provides a similar provision limiting business combinations with interested stockholders in the MBCA. Under the MBCA, if a person acquires beneficial ownership of 10% or more of the stock of a Minnesota corporation without the prior approval of a disinterested committee of the board of directors of that corporation (an "interested stockholder"), he may not engage in certain transactions with the corporation for a period of four years. A director is "disinterested" if the director is neither an officer nor an employee, nor has been an officer or employee within five years preceding the formation of the committee of the public corporation, or of a related corporation.

      Only specified "business combinations" are prohibited by the Minnesota statute. In general, the definition includes: any merger or exchange of securities of the corporation with an interested shareholder; significant sales, transfers, or other disposition of assets of the corporation to an interested shareholder; transfers by the corporation to interested shareholders of shares that have a market value of 5% or more of the value of all outstanding shares, except for a pro rata transfer made to all shareholders; any liquidation or dissolution of, or reincorporation in another jurisdiction, of the corporation which is proposed by the interested shareholder; transactions proposed by the interested shareholder or any affiliate or associate of the interested shareholder that would result in an increase in the proportion of shares entitled to vote owned by the interested shareholder, and the transactions whereby the interested shareholder received the benefit of loans, advantages, guarantees, pledges, or other financial assistance or tax advances or credits from the corporation.

      Takeover Offers. MBCA "Fair Price Provision" found at Minn. Stat. ss.302A.675 is designed to protect against two-tier takeovers. The Fair Price Provision provides that, in the absence of a disinterested director approval, an offeror may not acquire shares of a publicly held corporation from a shareholder within two years following the offeror's last purchase of shares of the same class pursuant to a take over offer, unless the shareholder is afforded a reasonable opportunity at that time to dispose of the shares to the offeror on terms substantially equivalent to the terms of the earlier take over offer. For purposes of this section, a subsequent share acquisition includes not only a direct acquisition from a shareholder but also involuntary acquisitions by exchange merger, liquidation, etc. A take over offer is defined to include a tender offer following the completion of which: (1) an offeror that previously was a beneficial owner of 10% or less of the class of the corporation's outstanding shares increases it beneficial ownership to more than 10%; or (2) the beneficial ownership of a class of the corporation's outstanding shares by an offeror who previously owned less than 10% of the class increases by more than 10%. The DGCL does have a similar provision regarding takeover offers.

      The Fair Price Provision was formally a part of Minnesota Statute Chapter 80B which is known as the "Takeover Disclosure Act". This Act applies only if the target company is an issuer of publicly traded equity securities, has its principal place of business or principal executive offices in Minnesota or owns or controls assets located in Minnesota with a fair market value in excess of $1,000,000 and more than 10% of its shareholders or 10% of its equity securities are owned, beneficially or of record, by Minnesota residents. Since Applied does not have the required nexus with Minnesota, the Takeover Disclosure Act does not apply to this transaction.

      Control Share Acquisitions. Minnesota's Control Share Acquisition Act (Minn. Stat. ss.302A.671) ("CSAA") limits the voting rights of a shareholder acquiring a substantial percentage of the voting shares of a corporation, unless holders of a majority of the voting power of the disinterested shares approve full voting rights for the shareholder. Specifically, the CSAA provides that, generally, a person who becomes a beneficial owner of 20% or more the voting power of the shares of a public corporation may exercise only an aggregate of 20% of voting power of the corporation's shares in the absence of a special shareholder approval. Approval can be obtained only by resolution adopted by:
(1) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, including all shares held by the acquiring person; and
(2) the affirmative vote of the holders of a majority of the voting power of all shares entitled to vote, excluding the interested shares."

      The CSAA applies to a share acquisition only if: (1) the person acquiring the shares is an acquiring person (not a licensed broker, dealer or underwriter purchasing solely for resale); (2) the acquisition results in an increase in the interested person's range of voting power from less than 20% to 20% or more; from less than 33.3% to 33.3% or more; or from less than a majority to a majority of the corporation's outstanding shares; and (3) the acquired shares are shares of an issuing public corporation. (A corporation incorporated in Minnesota with at least 100 shareholders of record) Prior to the requisite shareholder vote to approve a control share acquisition, the acquiring person must provide an information statement and related information as required by the CSAA. The DGCL does have a similar provision regarding control share acquisitions.

      Stockholder Preemptive Rights. Unlike Minnesota, the DGCL does not specifically authorize the granting to stockholders of a preemptive right to acquire proportional amounts of unissued shares of stock which are offered for sale by the corporation. Under Minnesota law, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before the corporation may offer them to other persons, unless the corporation's articles of incorporation otherwise provide. Applied's Articles of Incorporation deny preemptive rights for stock.

      Consideration of Societal Factors. The Delaware Supreme Court has held that, in discharging their responsibilities, directors may consider constituencies other than stockholders, such as creditors, customers, employees and perhaps even the community in general, as long as there are rationally related benefits accruing to stockholders as well. The Delaware Supreme Court has held, however, the concern for non-stockholder interests is inappropriate when a sale of the company is inevitable and an auction among active bidders is in progress. Applied - Delaware's charter and Bylaws do not directly discuss consideration of societal factors.

Defenses Against Hostile Takeovers.

      While the following discussion summarizes the reasons for, and the operation and effects of, the principal provisions of Applied- Delaware's Certification of Incorporation and Bylaws that management has identified as potentially having an anti-takeover effect, it is not intended to be a complete description of all potential anti-takeover effects, and it is qualified in its entirety by reference to the full texts of Applied- Delaware's Certification of Incorporation and Bylaws.

      In general, the anti-takeover provisions of Applied - Delaware's Certification of Incorporation and Bylaws are designed to minimize susceptibility to sudden acquisitions of control that have not been negotiated with and approved by Applied - Delaware's board of directors. As a result, these provisions may tend to make it more difficult to remove the incumbent members of the board of directors. The provisions would not prohibit an acquisition of control of Applied - Delaware or a tender offer for all of Applied - Delaware's capital stock. The provisions are designed to discourage any tender offer or other attempt to gain control of Applied - Delaware in a transaction that is not approved by the board of directors, by making it more difficult for a person or group to obtain control of Applied - Delaware in a short time and then impose its will on the remaining stockholders. However, to the extent there provisions successfully discourage the acquisition of control of Applied - Delaware or tender offers for all or part of Applied - Delaware's capital stock without approval of the board of directors, they may have the effect of preventing an acquisition or tender offer which might be viewed by stockholders to be in their best interests.

      Tender offers or other non-open market acquisitions of stock will generally be made at prices above the prevailing market price of Applied - Delaware's stock. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels that are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of Applied - Delaware's stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made, and, if made, will be successful. As a result, the provisions may adversely affect those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but also any attempts to acquire control that are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interest.

      Stockholder Meetings. Delaware law provides that stockholder meetings shall be convened by the board of directors or by such persons authorized by the certificate of incorporation or bylaws. Applied - Delaware's Bylaws provide that special meetings of stockholders may be called only by majority of board of directors, chief executive officer or by a majority of the issued and outstanding capital stock entitled to vote.

      Number of Directors and Filling Vacancies on the Board of Directors. Applied - Delaware's Bylaws provide that the number of directors shall be determined by board of directors, but not less than one or more than nine. The exact number of board members is determined by the board of directors. Vacancies on the board of directors and newly created directorships resulting from any increase in the authorized number of directors may be filled by the remaining directors.

      Election of Directors. Applied - Delaware does not provide for cumulative voting by stockholders for the election of the directors. The absence of cumulative voting rights effectively means that the holders of a majority of the stock voted at a stockholders meeting may, if they so choose, elect all directors of Applied - Delaware, thus precluding a small group of stockholders from controlling the election of one or more representatives to the board of directors.

      Advance Notice Requirements for Nomination of Directors and Presentation of New Business at Meetings of Stockholders; Action by Written Consent. The Applied - Delaware's Bylaws will provide for advance notice requirements for stockholder proposals and nominations for director. In general, to bring a matter before an annual meeting or to nominate a candidate for director, a stockholder must give notice of the proposed matter or nomination not less than 60 days and not more than 90 days prior to public disclosure of the date of annual meeting. In the event that less than 70 days notice or prior public disclosure of the date of the meeting is given or made to stockholder, to be timely, the notice must be received by the company no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or public disclosure was made, whichever first occurs. Generally, to be timely, notice must be delivered to the secretary of Applied - Delaware at its principal executive offices not fewer than 30 days nor more than 60 days prior to the first anniversary date of the annual meeting for the preceding year. Special meetings may be called by Applied - Delaware's board of directors or by stockholders comprising 50% of the combined voting power of the holders of the then outstanding shares entitled to vote. These provisions make it more procedurally difficult for a stockholder to place a proposal or nomination on the meeting agenda or to take action without a meeting, and therefore may reduce the likelihood that a stockholder will seek to take independent action to replace directors or seek a stockholder vote with respect to other matters that are not supported by management.

Federal Income Tax Consequences of the Reincorporation

      The redomestication merger has been structured to qualify as a reorganization under Section 368(a) of the Code for federal income tax purposes. Applied will not request an opinion of counsel. However, Applied believes the merger will so qualify and that, for federal income tax purposes, no gain or loss will be recognized by Applied, Applied - Delaware or the stockholders of Applied who receive Applied - Delaware common stock for their Applied common stock in connection with the reincorporation and redomestication merger. The adjusted tax basis of each whole share of Applied - Delaware common stock received by a Applied stockholder as a result of the reincorporation and redomestication merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of Applied common stock. A stockholder who holds Applied common stock will include in his holding period for the Applied - Delaware common stock that he receives his holding period for the Applied common stock.

      State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLACIBLE TAX LAWS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE REINCORPORATION AND REDOMESTICATION MERGER

      The Board of Directors does not intend to bring any matters before the Special Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

Available Information

      Please read all the sections of the Proxy Statement carefully. The Company is subject to the reporting and informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

Incorporation of Information by Reference

      The following documents, which are on file with the Commission (Exchange Act File No. 0-16397) are incorporated in this Proxy Statement by reference and made a part hereof:

      (i) Annual Report on Form 10-KSB, for the fiscal year ended September 30, 2004.

      (ii) Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005, 2004.

      (iii) Current Report on Form 8-K filed September 16, 2005, reporting the commencement of quotation of Applied's common stock on the OTC BB.

      All documents filed by the company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and prior to the Special Meeting shall be deemed to be incorporated by reference in this Proxy Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Proxy Statement and filed with the Commission prior to the date of this Proxy shall be deemed to be modified or superseded for purposes of this Proxy to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

      The Company will provide without charge to each person to whom this Proxy Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written requests should be directed to the company at the offices of Applied Spectrum Technologies, Inc., 65 Norwood Avenue, Montclair, NJ 07043.

                                    By Order of the Board of Directors

                                    /s/Mark R. Littell
                                    --------------------------------------------
                                    Mark R. Littell,  Sole Director and CEO

Montclair, New Jersey
October __, 2005

                       Applied Spectrum Technologies, Inc.
                                65 Norwood Avenue
                               Montclair, NJ 07043

                                      PROXY

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF APPLIED SPECTRUM TECHNOLOGIES, INC, A MINNESOTA CORPORATION, FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ________, 2005 FOR STOCKHOLDERS OF RECORD ON _________, 2005.

      The undersigned, being a holder of shares of Common Stock, $0.01 par value, of Applied Spectrum Technologies, Inc., a Minnesota corporation (the "Company"), hereby designates Mark R. Littell, with full power of substitution in the premises, to vote at the special meeting of stockholders of the Company to be held on _______, ______________, 2005, at 10:00 a.m., local time, at the offices of Applied Spectrum Technologies, Inc., 65 Norwood Avenue, Montclair, NJ 07043, or at any adjournment of the meeting, as follows:

1. Approval of the merger of Applied Spectrum Technologies, Inc., a Minnesota corporation ("Applied") with and into a wholly owned subsidiary formed under the laws of the State of Delaware, with the name Applied Spectrum Technologies, Inc. ("Applied - Delaware") for the purposes of redomestication of our company to the State of Delaware (the "Redomestication Merger").

                ______ For                            ______ Against

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). THE FAILURE TO FILL IN THE CHOICES INDICATED ABOVE WILL AUTHORIZE THE PROXIES TO VOTE FOR THE PROPOSALS TO BE BROUGHT BEFORE THE MEETING.

                          (Please Date and Sign Below)

      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership or other entity, please sign in entity name by authorized person. It is understood that this proxy may be revoked at any time insofar as it has not been exercised and that the shares may be voted in person if the undersigned attends the meeting.

NUMBER OF SHARES:
                 ----------------------------------

DATED:
      --------------------

---------------------------------------------------
NAME AS SHOWN ON CERTIFICATES(S) (Print)

---------------------------------------------------
SIGNATURE OF STOCKHOLDER

---------------------------------------------------
SIGNATURE IF HELD JOINTLY

PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

Appendix A - Agreement and Plan of Merger

                          AGREEMENT AND PLAN OF MERGER
                                       of
                       APPLIED SPECTRUM TECHNOLOGIES, INC.
                            (a Minnesota corporation)
                                  with and into
                       APPLIED SPECTRUM TECHNOLOGIES, INC.
                            (a Delaware corporation)

            This Agreement and Plan of Merger, dated October 7, 2005, pursuant to Section 252 of the Delaware General Corporation Law, and Section 302A.611 of the Minnesota Business Corporation Act, between Applied Spectrum Technologies, Inc., a Delaware corporation as the surviving corporation (hereinafter "Surviving Corporation"), and Applied Spectrum Technologies, Inc., a Minnesota corporation, as the merging corporation (hereinafter "Merging Corporation").

            It is agreed:

      1.    The names of the constituent corporations are:

            Applied Spectrum Technologies, Inc.                  [Delaware]
            Applied Spectrum Technologies, Inc.                  [Minnesota]

      2. The Merging Corporation shall be and hereby is merged with and into the Surviving Corporation. The Surviving Corporation is the surviving corporation and will be deemed to continue for all purposes whatsoever after the merger with the Merging Corporation. The Surviving Corporation is a Delaware corporation and after the merger will continue to be governed by the laws of the State of Delaware.

      3. The Articles of Incorporation and by-laws of the Surviving Corporation, as in effect upon the effective date of the merger, will be the certificate of incorporation and bylaws of the Surviving Corporation, until duly amended.

      4. Upon such merger, (i) the separate corporate existence of the Merging Corporation shall cease, (ii) the Surviving Corporation will become the owner, without other transfer, of all rights and property of the Merging Corporation, and (iii) the Surviving Corporation will become subject to all the liabilities, obligations and penalties of the Merging Corporation. Without limiting any of the foregoing, and solely for clarification, the Surviving Corporation shall succeed to all the rights and obligations of the Merging Corporation.

      5. The manner and basis of converting the outstanding shares of the capital stock and rights to acquire capital stock of the Merging Corporation into capital stock and rights to acquire capital stock of the Surviving Corporation shall be as follows:

            (a) Each outstanding share of common stock, par value $0.01 per share, of Merging Corporation immediately prior to the effective time of the merger, will be canceled and will be deemed automatically converted into an equal number of shares of common stock, par value $0.001 per share, of Surviving Corporation. The rights, privileges and obligations of the common stock are set forth in the Certificate of Incorporation.

            (b) Each outstanding share of common stock of Surviving Corporation owned by Merging Corporation immediately prior to the effective time of the merger will be canceled and resume the status of authorized and unissued.

      6. This Plan of Merger has been approved by the Unanimous Written Consent of the Board of Directors of the Surviving Corporation and by the Unanimous Written Consent of the Board of Directors of the Merging Corporation.

      7. Consummation of the merger are subject to the satisfaction of the following: (i) the affirmative vote of a majority of the shares of common stock of Merging Corporation outstanding and entitled to vote, (ii) the absence of any temporary restraining order, preliminary or permanent injunction or other legal restraints preventing consummation of the merger, (iii) the approval for quotation on the Over-the-Counter Bulletin Board of the shares of common stock of the Surviving Corporation immediately upon the effective time of the merger, and (iv) no event shall have occurred that has or would result in the triggering of any right or entitlement of any security holder of the Merging Corporation that would not have been triggered absent the consummation of the merger.

      8. The directors and officers of the Surviving Corporation shall continue until the next annual meeting of shareholders and until their successors shall have been elected and qualified.

      9. The Board of Directors of the Surviving Corporation and the Merging Corporation may amend the Plan of Merger at any time prior to its being filed with one or more of the appropriate state authorities. The Board of Directors of the Surviving Corporation may determine in their sole discretion not to file the Plan of Merger, even if approved by the holders of common stock of the Merging Corporation.

      10. This Agreement and Plan of Merger is on file at the principal office of the Surviving Corporation as set forth in the Articles of Merger and will be furnished to any stockholder of the Surviving Corporation, without cost, upon reasonable request during business hours.

      11. Service of process on the Surviving Corporation in connection with any proceeding to enforce any obligation or rights of dissenting shareholders or based on a cause of action arising with respect to the Merging Corporation may be sent by registered or certified mail, return receipt requested, to the address of the Surviving Corporation's office set forth in the Articles of Merger.

               [Remainder of this page intentionally left blank.]

            In witness whereof, the parties hereto, pursuant to the corporate approval requirements of Minnesota and Delaware law, have caused this Agreement and Plan of Merger to be executed by the persons indicated below, as the respective act, deed and agreement of each of said corporations, on the 7th day of October, 2005.

                                          APPLIED SPECTRUM TECHNOLOGIES, INC.
                                          a Delaware corporation

                                          By:
                                              ----------------------------------
                                              Name:  Mark R. Littell
                                              Title: CEO

                                          APPLIED SPECTRUM TECHNOLOGIES, INC.
                                          a Minnesota corporation

                                          By:
                                              ----------------------------------
                                              Name:  Mark R. Littell
                                              Title: CEO

Appendix B - Certificate of Incorporation of Applied Spectrum Technologies, Inc., a Delaware corporation

                          CERTIFICATE OF INCORPORATION

                                       OF

                       APPLIED SPECTRUM TECHNOLOGIES, INC.

            --------------------------------------------------------
                         Pursuant to Section 102 of the
                        Delaware General Corporation Law
            --------------------------------------------------------

      The undersigned, desiring to form a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, hereby certifies as follows:

      1. The name of the Corporation is Applied Spectrum Technologies, Inc. (hereinafter sometimes called "the Corporation").

      2. The address of its registered office in the State of Delaware is Corporate Trust Center, 1209 Orange Street, in the City of Wilmington County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

      3. The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware. The Corporation is to have a perpetual existence.

      4. The total number of shares of stock that the Corporation is authorized to issue is 155,000,000 shares, which are divided into two classes consisting of
(i) 150,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and (ii) 5,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock"), issuable in series as may be provided from time to time by resolution of the Board of Directors.

            A. Common Stock. Except as otherwise required by law or as otherwise provided in any Preferred Stock Designation (as defined in Section B, below), the holders of the Common Stock shall exclusively possess all voting power and each share of Common Stock shall have one vote.

            B. Preferred Stock. The Board of Directors is expressly authorized to provide for the issue of all or any shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a "Preferred Stock Designation") and as may be permitted by the General Corporation Law of the State of Delaware.

      5. The name and address of the sole incorporator are as follows:

      Name                               Address
      ----                               -------

      Mark R. Littell                    65 Norwood Avenue
                                         Montclair, NJ 07043

      6. The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

            A. Election of directors need not be by ballot unless the by-laws of the Corporation so provide.

            B. The Board of Directors shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the by-laws of the Corporation as provided in the by-laws of the Corporation.

            C. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such act or contract, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the stock of the Corporation which is represented in person or by proxy at such meeting and entitled to vote thereat (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors' interest, or for any other reason.

            D. In addition to the powers and authorities hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate of Incorporation, and to any by-laws from time to time made by the stockholders; provided, however, that no by-law so made shall invalidate any prior act of the directors which would have been valid if such by-law had not been made.

      7. A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. Neither the amendment nor repeal of this Article 7, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article 7, shall eliminate or reduce the effect of this
Article 7 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Article 7, would accrue or arise prior to such amendment, repeal or adoption of an inconsistent provision.

      8. The Corporation, to the full extent permitted by Section 145 of the General Corporation Law of the State of Delaware, as amended from time to time, shall indemnify all persons whom it may indemnify pursuant thereto.

      9. Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

      IN WITNESS WHEREOF, I have signed of Incorporation this 3rd day of October, 2005.


                                            ------------------------------------
                                            Mark R. Littell
                                            Sole Incorporator

Appendix C - Bylaws of Applied Spectrum Technologies, Inc., a Delaware corporation

                                                   Adopted as of October 4, 2005

                                     BY LAWS

                                       OF

                       APPLIED SPECTRUM TECHNOLOGIES, INC.

                                    ARTICLE I
                                     OFFICES

      1.1 Registered Office. The registered office of Applied Spectrum Technologies, Inc. (the "Corporation") in the State of Delaware shall be established and maintained at Corporate Trust Center, 1209 Orange Street, in the City of Wilmington County of New Castle, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company. The registered office in the State of Delaware and the registered agent at such address may be changed from time to time by the board of directors of the Corporation.

      1.2 Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the board of directors of the Corporation (the "Board of Directors") may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

      2.1 Place of Meetings. All meetings of the stockholders shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof.

      2.2 Annual Meetings. The annual meeting of stockholders shall be held on such date and at such time as may be fixed by the Board of Directors and stated in the notice of the meeting, for the purpose of electing directors and for the transaction of only such other business as is properly brought before the meeting in accordance with these Bylaws (the "Bylaws").

      Written notice of an annual meeting stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the annual meeting.

      To be properly brought before the annual meeting, business must be either
(i) specified in the notice of annual meeting (or any supplement or amendment thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the annual meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the annual meeting by a stockholder. In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety (90) days prior to the meeting; provided, however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by a stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made, whichever first occurs. A stockholder's notice to the Secretary shall set forth (a) as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, and (ii) any material interest of the stockholder in such business, and (b) as to the stockholder giving the notice
(i) the name and record address of the stockholder and (ii) the class, series and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at the annual meeting except in accordance with the procedures set forth in this Article II, Section 2. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that business was not properly brought before the annual meeting in accordance with the provisions of this Article II, Section 2, and if such officer should so determine, such officer shall so declare to the annual meeting and any such business not properly brought before the meeting shall not be transacted.

      2.3 Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation of the Corporation (the "Certificate of Incorporation"), may only be called by a majority of the entire Board of Directors, or the Chief Executive Officer or the Chairman, and shall be called by the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purpose or purposes of the proposed meeting.

      Unless otherwise provided by law, written notice of a special meeting of stockholders, stating the time, place and purpose or purposes thereof, shall be given to each stockholder entitled to vote at such meeting, not less than ten
(10) or more than sixty (60) days before the date fixed for the meeting. Business transacted at any special meeting of stockholders shall be limited to the purposes stated in the notice.

      2.4 Quorum. The holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the Certificate of Incorporation. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

      2.5 Organization. The Chairman of the Board of Directors shall act as chairman of meetings of the stockholders. The Board of Directors may designate any other officer or director of the Corporation to act as chairman of any meeting in the absence of the Chairman of the Board of Directors, and the Board of Directors may further provide for determining who shall act as chairman of any stockholders meeting in the absence of the Chairman of the Board of Directors and such designee.

      The Secretary of the Corporation shall act as secretary of all meetings of the stockholders, but in the absence of the Secretary the presiding officer may appoint any other person to act as secretary of any meeting.

      2.6 Voting. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, any question (other than the election of directors) brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. At all meetings of stockholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder, unless otherwise provided by the Certificate of Incorporation. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize any person or persons to act for him by proxy. All proxies shall be executed in writing and shall be filed with the Secretary of the Corporation not later than the day on which exercised. No proxy shall be voted or acted upon after three
(3) years from its date, unless the proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.

      2.7 Action of Shareholders Without Meeting. Unless otherwise provided by the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      2.8 Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the election, either at a place within the city, town or village where the election is to be held, which place shall be specified in the notice of the meeting, or, if not specified, at the place where said meeting is to be held. The list shall be produced and kept at the time and place of election during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

      2.9 Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 8 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

      2.10 Adjournment. Any meeting of the stockholders, including one at which directors are to be elected, may be adjourned for such periods as the presiding officer of the meeting or the stockholders present in person or by proxy and entitled to vote shall direct.

      2.11 Ratification. Any transaction questioned in any stockholders' derivative suit, or any other suit to enforce alleged rights of the Corporation or any of its stockholders, on the ground of lack of authority, defective or irregular execution, adverse interest of any director, officer or stockholder, nondisclosure, miscomputation or the application of improper principles or practices of accounting may be approved, ratified and confirmed before or after judgment by the Board of Directors or by the holders of Common Stock and, if so approved, ratified or confirmed, shall have the same force and effect as if the questioned transaction had been originally duly authorized, and said approval, ratification or confirmation shall be binding upon the Corporation and all of its stockholders and shall constitute a bar to any claim or execution of any judgment in respect of such questioned transaction.

      2.12 Judges. All votes by ballot at any meeting of stockholders shall be conducted by two judges appointed for the purpose either by the directors or by the meeting. The judges shall decide upon the qualifications of voters, count the votes and declare the result.

                                   ARTICLE III
                                    DIRECTORS

      3.1 Powers; Number; Qualifications. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the Certificate of Incorporation. The number of directors which shall constitute the Board of Directors shall be not less than one (1) nor more than nine (9). The exact number of directors shall be fixed from time to time, within the limits specified in this Article III Section 1 or in the Certificate of Incorporation, by the Board of Directors. Directors need not be stockholders of the Corporation.

      3.2 Election; Term of Office; Resignation; Removal; Vacancies. Each director shall hold office until the next annual meeting of stockholders or until such director's earlier resignation, removal from office, death or incapacity. Unless otherwise provided in the Certificate of Incorporation, vacancies and newly created directorships resulting from any increase in the authorized number of directors or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director and each director so chosen shall hold office until the next annual meeting and until such director's successor shall be duly elected and shall qualify, or until such director's earlier resignation, removal from office, death or incapacity.

      3.3 Nominations. Nominations of persons for election to the Board of Directors of the Corporation at a meeting of stockholders of the Corporation may be made at such meeting by or at the direction of the Board of Directors, by any committee or persons appointed by the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Article III, Section
3. Such nominations by any stockholder shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than sixty (60) days nor more than ninety
(90) days prior to the meeting; provided however, that in the event that less than seventy (70) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder, to be timely, must be received no later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (a) the name, age, business address and residence address of the person, (b) the principal occupation or employment of the person, (c) the class and number of shares of capital stock of the Corporation which are beneficially owned by the person, and (d) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Rules and Regulations of the Securities and Exchange Commission under
Section 14 of the Securities Exchange Act of 1934, as amended, and (ii) as to the stockholder giving the notice (a) the name and record address of the stockholder and (b) the class and number of shares of capital stock of the Corporation which are beneficially owned by the stockholder. The Corporation may require any proposed nominee to furnish such other information as may reasonably be required by the Corporation to determine the eligibility of such proposed nominee to serve as a director of the Corporation. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth herein. The officer of the Corporation presiding at an annual meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the foregoing procedure, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

      3.4 Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected Board of Directors shall be held immediately after and at the same place as the meeting of the stockholders at which it is elected and no notice of such meeting shall be necessary to the newly elected directors in order to legally constitute the meeting, provided a quorum shall be present. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chief Executive Officer or a majority of the entire Board of Directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, facsimile, telegram or e-mail on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

      3.5 Quorum. Except as may be otherwise specifically provided by law, the Certificate of Incorporation or these Bylaws, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors or of any committee thereof, a majority of the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      3.6 Organization of Meetings. The Board of Directors shall elect one of its members to be Chairman of the Board of Directors. The Chairman of the Board of Directors shall lead the Board of Directors in fulfilling its responsibilities as set forth in these By-Laws, including its responsibility to oversee the performance of the Corporation, and shall determine the agenda and perform all other duties and exercise all other powers which are or from time to time may be delegated to him or her by the Board of Directors.

      Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, or in his or her absence, by the Chief Executive Officer, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer by such other person as the Board of Directors may designate or the members present may select.

      3.7 Actions of Board of Directors Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filled with the minutes of proceedings of the Board of Directors or committee.

      3.8 Removal of Directors by Stockholders. The entire Board of Directors or any individual Director may be removed from office with or without cause by a majority vote of the holders of the outstanding shares then entitled to vote at an election of directors. In case the Board of Directors or any one or more Directors be so removed, new Directors may be elected at the same time for the unexpired portion of the full term of the Director or Directors so removed.

      3.9 Resignations. Any Director may resign at any time by submitting his written resignation to the Board of Directors or Secretary of the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

      3.10 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided by law and in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution or amending the Bylaws of the Corporation; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock or to adopt a certificate of ownership and merger. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      3.11 Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed amount (in cash or other form of consideration) for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

      3.12 Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

      3.13 Meetings by Means of Conference Telephone. Members of the Board of Directors or any committee designed by the Board of Directors may participate in a meeting of the Board of Directors or of a committee of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this subsection shall constitute presence in person at such meeting.

                                   ARTICLE IV
                                    OFFICERS

      4.1 General. The officers of the Corporation shall be elected by the Board of Directors and may consist of: a Chairman of the Board, Vice Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Secretary and Treasurer. The Board of Directors, in its discretion, may also elect one or more Vice Presidents (including Executive Vice Presidents and Senior Vice Presidents), Assistant Secretaries, Assistant Treasurers, a Controller and such other officers as in the judgment of the Board of Directors may be necessary or desirable. Any number of offices may be held by the same person and more than one person may hold the same office, unless otherwise prohibited by law, the Certificate of Incorporation or these Bylaws. The officers of the Corporation need not be stockholders of the Corporation, nor need such officers be directors of the Corporation.

      4.2 Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Except as otherwise provided in this Article IV, any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers who are directors of the Corporation shall be fixed by the Board of Directors.

      4.3 Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer or any Vice President, and any such officer may, in the name and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and powers incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

      4.4 Chief Executive Officer. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, the Chief Executive Officer shall have ultimate authority for decisions relating to the general management and control of the affairs and business of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors.

      4.5 Chief Financial Officer. The Chief Financial Officer shall have general supervision, direction and control of the financial affairs of the Corporation and shall perform such other duties and exercise such other powers which are or from time to time may be delegated to him or her by the Board of Directors or these Bylaws, all in accordance with basic policies as established by and subject to the oversight of the Board of Directors. In the absence of a named Treasurer, the Chief Financial Officer shall also have the powers and duties of the Treasurer as hereinafter set forth and shall be authorized and empowered to sign as Treasurer in any case where such officer's signature is required.

      4.6 Vice Presidents. At the request of the Chief Executive Officer or in the absence of the Chief Executive Officer, or in the event of his or her inability or refusal to act, the Vice President or the Vice Presidents if there is more than one (in the order designated by the Board of Directors) shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of such officer to act, shall perform the duties of such office, and when so acting, shall have all the powers of and be subject to all the restrictions upon such office.

      4.7 Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, then any Assistant Secretary shall perform such actions. If there be no Assistant Secretary, then the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

      4.8 Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

      4.9 Assistant Secretaries. Except as may be otherwise provided in these Bylaws, Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

      4.10 Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of his office and for the restoration to the Corporation, in case of his death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in his possession or under his control belonging to the Corporation.

      4.11 Controller. The Controller shall establish and maintain the accounting records of the Corporation in accordance with generally accepted accounting principles applied on a consistent basis, maintain proper internal control of the assets of the Corporation and shall perform such other duties as the Board of Directors, the Chief Executive Officer or any Vice President of the Corporation may prescribe.

      4.12 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

      4.13 Vacancies. The Board of Directors shall have the power to fill any vacancies in any office occurring from whatever reason.

      4.14 Resignations. Any officer may resign at any time by submitting his written resignation to the Corporation. Such resignation shall take effect at the time of its receipt by the Corporation, unless another time be fixed in the resignation, in which case it shall become effective at the time so fixed. The acceptance of a resignation shall not be required to make it effective.

      4.15 Removal. Subject to the provisions of any employment agreement approved by the Board of Directors, any officer of the Corporation may be removed at any time, with or without cause, by the Board of Directors.

                                   ARTICLE V
                                  CAPITAL STOCK

      5.1 Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chief Executive Officer or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

      5.2 Signatures. Any or all of the signatures on the certificate may be a facsimile, including, but not limited to, signatures of officers of the Corporation and countersignatures of a transfer agent or registrar. In case an officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

      5.3 Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or his legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

      5.4 Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these Bylaws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transactions upon its books, unless the Corporation has a duty to inquire as to adverse claims with respect to such transfer which has not been discharged. The Corporation shall have no duty to inquire into adverse claims with respect to such transfer unless (a) the Corporation has received a written notification of an adverse claim at a time and in a manner which affords the Corporation a reasonable opportunity to act on it prior to the issuance of a new, reissued or re-registered share certificate and the notification identifies the claimant, the registered owner and the issue of which the share or shares is a part and provides an address for communications directed to the claimant; or (b) the Corporation has required and obtained, with respect to a fiduciary, a copy of a will, trust, indenture, articles of co-partnership, Bylaws or other controlling instruments, for a purpose other than to obtain appropriate evidence of the appointment or incumbency of the fiduciary, and such documents indicate, upon reasonable inspection, the existence of an adverse claim. The Corporation may discharge any duty of inquiry by any reasonable means, including notifying an adverse claimant by registered or certified mail at the address furnished by him or, if there be no such address, at his residence or regular place of business that the security has been presented for registration of transfer by a named person, and that the transfer will be registered unless within thirty days from the date of mailing the notification, either (a) an appropriate restraining order, injunction or other process issues from a court of competent jurisdiction; or (b) an indemnity bond, sufficient in the Corporation's judgment to protect the Corporation and any transfer agent, registrar or other agent of the Corporation involved from any loss which it or they may suffer by complying with the adverse claim, is filed with the Corporation.

      5.5 Fixing Record Date. In order that the Corporation may determine the stockholders entitled to notice or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than ten (10) days after the date upon which the resolution fixing the record date of action with a meeting is adopted by the Board of Directors, nor more than sixty (60) days prior to any other action. If no record date is fixed:

            (a) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

            (b) The record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the first date on which a signed written consent is delivered to the Corporation.

            (c) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      5.6 Registered Stockholders. Prior to due presentment for transfer of any share or shares, the Corporation shall treat the registered owner thereof as the person exclusively entitled to vote, to receive notifications and to all other benefits of ownership with respect to such share or shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State Delaware.

                                   ARTICLE VI
                                     NOTICES

      6.1 Form of Notice. Notices to directors and stockholders other than notices to directors of special meetings of the board of Directors which may be given by any means stated in Article III, Section 4, shall be in writing and delivered personally or mailed to the directors or stockholders at their addresses appearing on the books of the corporation. Notice by mail shall be deemed to be given at the time when the same shall be mailed. Notice to directors may also be given by telegram.

      6.2 Waiver of Notice. Whenever any notice is required to be given under the provisions of law or the Certificate of Incorporation or by these Bylaws of the Corporation, a written waiver, signed by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular, or special meeting of the stockholders, Directors, or members of a committee of Directors need be specified in any written waiver of notice unless so required by the Certificate of Incorporation.

                                  ARTICLE VII
                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

      7.1 The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

      7.2 The Corporation shall indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

      7.3 To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 or 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

      7.4 Any indemnification under sections 1 or 2 of this Article (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in such section. Such determination shall be made:

            (a) By the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or

            (b) If such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or

            (c) By the stockholders.

      7.5 Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Section. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      7.6 The indemnification and advancement of expenses provided by, or granted pursuant to the other sections of this Article shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

      7.7 The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

      7.8 For purposes of this Article, references to "the Corporation" shall include, in addition to the resulting Corporation, any constituent Corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer employee or agent of such constituent Corporation, or is or was serving at the request of such constituent Corporation as a director, officer, employee or agent of another Corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under this Article with respect to the resulting or surviving Corporation as he would have with respect to such constituent Corporation of its separate existence had continued.

      7.9 For purposes of this Article, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

      7.10 The indemnification and advancement of expenses provided by, or granted pursuant to, this Article shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      7.11 No director or officer of the Corporation shall be personally liable to the Corporation or to any stockholder of the Corporation for monetary damages for breach of fiduciary duty as a director or officer, provided that this provision shall not limit the liability of a director or officer (i) for any breach of the director's or the officer's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director or officer derived an improper personal benefit.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

      8.1 Reliance on Books and Records. Each Director, each member of any committee designated by the Board of Directors, and each officer of the Corporation, shall, in the performance of his duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation, including reports made to the Corporation by any of its officers, by an independent certified public accountant, or by an appraiser selected with reasonable care.

      8.2 Dividends. Subject to the provisions of the Certificate of Incorporation, if any, dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting, pursuant to law. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Directors shall think conducive to the interest of the Corporation, and the Directors may modify or abolish any such reserve in the manner in which it was created.

      8.3 Annual Statement. The Board of Directors shall present at each annual meeting, and at any special meeting of the stockholders when called for by vote of the stockholders, a full and clear statement of the business and condition of the Corporation.

      8.4 Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other persons as the Board of Directors may from time to time designate.

      8.5 Fiscal Year. The fiscal year of the Corporation shall be as determined by the Board of Directors. If the Board of Directors shall fail to do so, the Chief Executive Officer shall fix the fiscal year.

      8.6 Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any manner reproduced. The corporate seal shall not be required.

      8.7 Amendments. The original or other Bylaws may be adopted, amended or repealed by the stockholders entitled to vote thereon at any regular or special meeting or, if the Certificate of Incorporation so provides, by the Board of Directors. The fact that such power has been so conferred upon the Board of Directors shall not divest the stockholders of the power nor limit their power to adopt, amend or repeal Bylaws.

      8.8 Interpretation of Bylaws. All words, terms and provisions of these Bylaws shall be interpreted and defined by and in accordance with the General Corporation Law of the State of Delaware, as amended, and as amended from time to time hereafter.

Appendix D - Copies of Dissenters' Rights Provisions of the Minnesota Business Corporation Act

302A.471 Rights of dissenting shareholders.

      Subdivision 1. Actions creating rights. A shareholder of a corporation may dissent from, and obtain payment for the fair value of the shareholder's shares in the event of, any of the following corporate actions:

      (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

      (1) alters or abolishes a preferential right of the shares;

      (2) creates, alters, or abolishes a right in respect of the redemption of the shares, including a provision respecting a sinking fund for the redemption or repurchase of the shares;

      (3) alters or abolishes a preemptive right of the holder of the shares to acquire shares, securities other than shares, or rights to purchase shares or securities other than shares;

      (4) excludes or limits the right of a shareholder to vote on a matter, or to cumulate votes, except as the right may be excluded or limited through the authorization or issuance of securities of an existing or new class or series with similar or different voting rights; except that an amendment to the articles of an issuing public corporation that provides that section 302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

      (5) eliminates the right to obtain payment under this subdivision;

      (b) a sale, lease, transfer, or other disposition of property and assets of the corporation that requires shareholder approval under section 302A.661, subdivision 2, but not including a disposition in dissolution described in section 302A.725, subdivision 2, or a disposition pursuant to an order of a court, or a disposition for cash on terms requiring that all or substantially all of the net proceeds of disposition be distributed to the shareholders in accordance with their respective interests within one year after the date of disposition;

      (c) a plan of merger, whether under this chapter or under chapter 322B, to which the corporation is a constituent organization, except as provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

      (d) a plan of exchange, whether under this chapter or under chapter 322B, to which the corporation is a party as the corporation whose shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

      (e) a plan of conversion adopted by the corporation; or

      (f) any other corporate action taken pursuant to a shareholder vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

      Subd. 2. Beneficial owners. (a) A shareholder shall not assert dissenters' rights as to less than all of the shares registered in the name of the shareholder, unless the shareholder dissents with respect to all the shares that are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders.

      (b) A beneficial owner of shares who is not the shareholder may assert dissenters' rights with respect to shares held on behalf of the beneficial owner, and shall be treated as a dissenting shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the assertion of the rights a written consent of the shareholder.

      Subd. 3. Rights not to apply. (a) Unless the articles, the bylaws, or a resolution approved by the board otherwise provide, the right to obtain payment under this section does not apply to a shareholder of (1) the surviving corporation in a merger with respect to shares of the shareholder that are not entitled to be voted on the merger and are not canceled or exchanged in the merger or (2) the corporation whose shares will be acquired by the acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not entitled to be voted on the plan of exchange and are not exchanged in the plan of exchange.

      (b) If a date is fixed according to section 302A.445, subdivision 1, for the determination of shareholders entitled to receive notice of and to vote on an action described in subdivision 1, only shareholders as of the date fixed, and beneficial owners as of the date fixed who hold through shareholders, as provided in subdivision 2, may exercise dissenters' rights.

      (c) Notwithstanding subdivision 1, the right to obtain payment under this section, other than in connection with a plan of merger adopted under section 302A.621, is limited in accordance with the following provisions:

      (1) The right to obtain payment under this section is not available for the holders of shares of any class or series of shares that is listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.

      (2) The applicability of clause (1) is determined as of:

      (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

      (ii) the day before the effective date of corporate action described in subdivision 1 if there is no meeting of shareholders.

      (3) Clause (1) is not applicable, and the right to obtain payment under this section is available pursuant to subdivision 1, for the holders of any class or series of shares who are required by the terms of the corporate action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of fractional shares, of any class or any series of shares of the corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

      Subd. 4. Other rights. The shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate action described in subdivision 1 set aside or rescinded, except when the corporate action is fraudulent with regard to the complaining shareholder or the corporation.

      HIST: 1981 c 270 s 80; 1987 c 203 s 2,3; 1988 c 692 s 10; 1991 c 49 s 16;
1992 c 517 art 1 s 15; 1993 c 17 s 40; 1994 c 417 s 5; 1997 c 10 art 1 s 24;
1999 c 85 art 1 s 11; 2000 c 264 s 6,7; 2002 c 311 art 1 s 20; 2004 c 199 art 14
s 16,17

Copyright 2004 by the Office of Revisor of Statutes, State of Minnesota.

302A.473 Procedures for asserting dissenters' rights.

      Subdivision 1. Definitions. (a) For purposes of this section, the terms defined in this subdivision have the meanings given them.

      (b) "Corporation" means the issuer of the shares held by a dissenter before the corporate action referred to in section 302A.471, subdivision 1 or the successor by merger of that issuer.

      (c) "Fair value of the shares" means the value of the shares of a corporation immediately before the effective date of the corporate action referred to in section 302A.471, subdivision 1.

      (d) "Interest" means interest commencing five days after the effective date of the corporate action referred to in section 302A.471, subdivision 1, up to and including the date of payment, calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

      Subd. 2. Notice of action. If a corporation calls a shareholder meeting at which any action described in section 302A.471, subdivision 1 is to be voted upon, the notice of the meeting shall inform each shareholder of the right to dissent and shall include a copy of section 302A.471 and this section and a brief description of the procedure to be followed under these sections.

      Subd. 3. Notice of dissent. If the proposed action must be approved by the shareholders and the corporation holds a shareholder meeting, a shareholder who is entitled to dissent under section 302A.471 and who wishes to exercise dissenters' rights must file with the corporation before the vote on the proposed action a written notice of intent to demand the fair value of the shares owned by the shareholder and must not vote the shares in favor of the proposed action.

      Subd. 4. Notice of procedure; deposit of shares. (a) After the proposed action has been approved by the board and, if necessary, the shareholders, the corporation shall send to (i) all shareholders who have complied with subdivision 3, (ii) all shareholders who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section 302A.471, and (iii) all shareholders entitled to dissent if no shareholder vote was required, a notice that contains:

      (1) the address to which a demand for payment and certificates of certificated shares must be sent in order to obtain payment and the date by which they must be received;

      (2) any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

      (3) a form to be used to certify the date on which the shareholder, or the beneficial owner on whose behalf the shareholder dissents, acquired the shares or an interest in them and to demand payment; and

      (4) a copy of section 302A.471 and this section and a brief description of the procedures to be followed under these sections.

      (b) In order to receive the fair value of the shares, a dissenting shareholder must demand payment and deposit certificated shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the notice required by paragraph (a) was given, but the dissenter retains all other rights of a shareholder until the proposed action takes effect.

      Subd. 5. Payment; return of shares. (a) After the corporate action takes effect, or after the corporation receives a valid demand for payment, whichever is later, the corporation shall remit to each dissenting shareholder who has complied with subdivisions 3 and 4 the amount the corporation estimates to be the fair value of the shares, plus interest, accompanied by:

      (1) the corporation's closing balance sheet and statement of income for a fiscal year ending not more than 16 months before the effective date of the corporate action, together with the latest available interim financial statements;

      (2) an estimate by the corporation of the fair value of the shares and a brief description of the method used to reach the estimate; and

      (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

      (b) The corporation may withhold the remittance described in paragraph (a) from a person who was not a shareholder on the date the action dissented from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial owner on that date. If the dissenter has complied with subdivisions 3 and 4, the corporation shall forward to the dissenter the materials described in paragraph (a), a statement of the reason for withholding the remittance, and an offer to pay to the dissenter the amount listed in the materials if the dissenter agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment under subdivision 6. Failure to do so entitles the dissenter only to the amount offered. If the dissenter makes demand, subdivisions 7 and 8 apply.

      (c) If the corporation fails to remit payment within 60 days of the deposit of certificates or the imposition of transfer restrictions on uncertificated shares, it shall return all deposited certificates and cancel all transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

      Subd. 6. Supplemental payment; demand. If a dissenter believes that the amount remitted under subdivision 5 is less than the fair value of the shares plus interest, the dissenter may give written notice to the corporation of the dissenter's own estimate of the fair value of the shares, plus interest, within 30 days after the corporation mails the remittance under subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

      Subd. 7. Petition; determination. If the corporation receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount demanded or agreed to by the dissenter after discussion with the corporation or file in court a petition requesting that the court determine the fair value of the shares, plus interest. The petition shall be filed in the county in which the registered office of the corporation is located, except that a surviving foreign corporation that receives a demand relating to the shares of a constituent domestic corporation shall file the petition in the county in this state in which the last registered office of the constituent corporation was located. The petition shall name as parties all dissenters who have demanded payment under subdivision 6 and who have not reached agreement with the corporation. The corporation shall, after filing the petition, serve all parties with a summons and copy of the petition under the Rules of Civil Procedure. Nonresidents of this state may be served by registered or certified mail or by publication as provided by law. Except as otherwise provided, the Rules of Civil Procedure apply to this proceeding. The jurisdiction of the court is plenary and exclusive. The court may appoint appraisers, with powers and authorities the court deems proper, to receive evidence on and recommend the amount of the fair value of the shares. The court shall determine whether the shareholder or shareholders in question have fully complied with the requirements of this section, and shall determine the fair value of the shares, taking into account any and all factors the court finds relevant, computed by any method or combination of methods that the court, in its discretion, sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders, wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest, exceeds the amount, if any, remitted under subdivision 5, but shall not be liable to the corporation for the amount, if any, by which the amount, if any, remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

      Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable expenses and compensation of any appraisers appointed by the court, and shall assess those costs and expenses against the corporation, except that the court may assess part or all of those costs and expenses against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

      (b) If the court finds that the corporation has failed to comply substantially with this section, the court may assess all fees and expenses of any experts or attorneys as the court deems equitable. These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good faith in bringing the proceeding, and may be awarded to a party injured by those actions.

      (c) The court may award, in its discretion, fees and expenses to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

      HIST: 1981 c 270 s 81; 1987 c 104 s 30-33; 1993 c 17 s 41,42; 1997 c 10
art 1 s 25; 2004 c 199 art 14 s 18,19

Copyright 2004 by the Office of Revisor of Statutes, State of Minnesota.